     As filed with the Securities and Exchange Commission on July 19, 1999
                                                     Registration No. 333-
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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               ----------------
                                   FORM S-1
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                               ----------------
                                TALK CITY, INC.
            (Exact name of registrant as specified in its charter)

           DELAWARE                         7375                        77-0426524
 (State or other jurisdiction   (Primary Standard Industrial         (I.R.S. Employer
       of incorporation
       or organization)         Classification Code Number)       Identification Number)

                       307 Orchard City Drive, Suite 350
                              Campbell, CA 95008
                                (408) 871-5200
  (Address, including zip code, and telephone number, including area code, of the Registrant's principal executive offices)

                               PETER H. FRIEDMAN
                     President and Chief Executive Officer
                                Talk City, Inc.
                       307 Orchard City Drive, Suite 350
                              Campbell, CA 95008
                                (408) 871-5200
(Name, address, including zip code, and telephone number, including area code, of agent for service)

                               ----------------
                                  COPIES TO:

               PAGE MAILLIARD                               KENNETH L. GUERNSEY
                JULIE A. BELL                                 KARYN R. SMITH
              CAROLYNN W. JONES                             VIRGINIA C. EDWARDS
      Wilson Sonsini Goodrich & Rosati                       LAURIE J. HAUBER
          Professional Corporation                          Cooley Godward LLP
             650 Page Mill Road                       One Maritime Plaza, 20th Floor
         Palo Alto, California 94304                      San Francisco, CA 94111
               (650) 493-9300                                 (415) 693-2000

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   Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this registration statement.

                               ----------------
   If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, check the following box. [_]

   If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-77455

   If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

   If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

   If delivery of this prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

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                     CALCULATION OF REGISTRATION FEE CHART

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
                                              Proposed Maximum
  Title of Each Class of Securities to be    Aggregate Offering Amount of Registration
                Registered                         Price                Fee(1)
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
Common Stock, $0.001 par value per share..       $6,900,000             $1,918
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
(1) The Company previously registered an aggregate of $62,100,000 worth of Common Stock on a Registration Statement on Form S-1 (File No. 333-77455), for which a filing fee of $17,264 was previously paid upon the filing of such Registration Statement. The Registrant has instructed a bank to transmit by wire transfer the filing fee to the Securities and Exchange Commission, the Registrant will not revoke such instruction, and it has sufficient funds in such account to cover the amount of the registration fee.

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

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

   This Registration Statement is being filed with the Securities and Exchange Commission pursuant to Rule 462(b) under the Securities Act of 1933, as amended. This Registration Statement relates to the public offering of Common Stock of the Registrant contemplated by the Registration Statement on Form S-1, File No. 333-77455 (the "Prior Registration Statement"), and is being filed for the sole purpose of registering additional securities of the same class as were included in the Prior Registration Statement.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Campbell, State of California, on this 19th day of July, 1999.

                                          TALK CITY, INC.

                                                 /s/ Peter H. Friedman
                                          By: _________________________________
                                                     Peter H. Friedman
                                               President and Chief Executive
                                                          Officer

   Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

      /s/ Peter H. Friedman          President and Chief            July 19, 1999
____________________________________  Executive Officer
         Peter H. Friedman            (Principal Executive
                                      Officer)

      /s/ Jeffrey Snetiker           Senior Vice President, Chief   July 19, 1999
____________________________________  Financial and
          Jeffrey Snetiker            Administrative Officer
                                      (Principal Financial and
                                      Accounting Officer)

                 *                   Director                       July 19, 1999
____________________________________
         Kenneth A. Bronfin

                 *                   Director                       July 19, 1999
____________________________________
         Joseph A. Graziano

                 *                   Director                       July 19, 1999
____________________________________
        Thomas P. Hirschfeld

                 *                   Director                       July 19, 1999
____________________________________
            John Sculley

                 *                   Director                       July 19, 1999
____________________________________
          Barry M. Weinman

                 *                   Director                       July 19, 1999
____________________________________
        Martin J. Yudkovitz

         /s/ Peter H.
        Friedman(1)
*By: __________________________
       Peter H. Friedman
       Attorney-in-Fact

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(1) The Power of Attorney granted by each director was filed as an exhibit to the Prior Registration Statement.

                               INDEX TO EXHIBITS

 EXHIBIT NO.                             EXHIBIT
 -----------                             -------
  1.1*       Form of Underwriting Agreement
  5.1        Opinion of Wilson Sonsini Goodrich & Rosati, P.C.
 23.1        Consent of Independent Auditors
             Consent of Wilson Sonsini Goodrich & Rosati, P.C. Reference is
 23.2        made to Exhibit 5.1
 24.1*       Power of Attorney

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*  Incorporated by reference from the Prior Registration Statement